ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

2,905 records
Balance: 570,926,376
Group II

Selection Criteria: Group II
Table of Contents

1.

STATE

1. STATE

STATE	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	26	$2,241,506.03	0.39%	595	82.46%	9.467%	97.50%
Arizona	60	11,293,055.10	1.98	609	83.74	8.590	93.72
Arkansas	4	382,300.00	0.07	591	87.31	9.835	100.00
California	421	161,959,121.45	28.37	620	81.55	7.741	95.39
Colorado	74	10,254,549.86	1.80	618	86.76	8.899	92.23
Connecticut	35	5,639,667.87	0.99	609	83.81	8.416	89.58
Delaware	3	296,000.00	0.05	572	77.09	9.571	100.00
District of Columbia	3	1,230,538.00	0.22	662	77.71	6.616	100.00
Florida	353	66,558,398.17	11.66	607	81.40	8.790	89.94
Georgia	83	9,965,335.34	1.75	606	85.02	9.173	88.59
Hawaii	30	10,547,409.64	1.85	616	72.11	7.668	93.24
Idaho	13	1,260,516.00	0.22	622	87.98	9.753	62.66
Illinois	91	16,651,658.12	2.92	611	80.46	8.934	93.01
Indiana	28	2,672,004.47	0.47	580	85.85	10.203	94.05
Iowa	9	931,095.97	0.16	580	85.02	9.792	100.00
Kansas	11	915,592.25	0.16	593	89.29	10.292	89.60
Kentucky	22	1,864,760.60	0.33	592	90.17	10.018	95.94
Louisiana	22	1,918,205.00	0.34	610	86.49	10.068	84.28
Maine	30	3,770,438.55	0.66	601	81.12	9.415	76.47
Maryland	53	15,389,790.86	2.70	594	82.98	8.276	98.45
Massachusetts	163	39,623,247.29	6.94	617	81.73	8.629	93.71
Michigan	103	8,404,817.71	1.47	596	83.88	9.556	86.18
Minnesota	30	4,033,225.00	0.71	615	82.40	8.609	96.75
Mississippi	6	538,998.00	0.09	573	80.38	9.325	77.92
Missouri	36	4,637,407.00	0.81	624	84.96	9.129	96.14
Montana	3	109,660.00	0.02	630	100.00	11.525	100.00
Nevada	43	10,273,561.79	1.80	625	83.42	8.100	85.15
New Hampshire	18	3,053,684.00	0.53	605	82.64	8.260	91.94
New Jersey	69	21,769,258.29	3.81	607	80.33	8.715	81.77
New York	129	41,822,763.88	7.33	622	78.81	8.293	93.67
North Carolina	56	5,341,723.15	0.94	600	83.07	9.619	96.15
Ohio	90	7,872,087.16	1.38	597	87.79	9.784	93.97
Oklahoma	17	1,318,333.81	0.23	616	85.50	9.577	100.00
Oregon	18	3,519,860.00	0.62	615	80.86	8.509	79.61
Pennsylvania	67	9,356,151.12	1.64	605	81.87	8.467	96.31
Rhode Island	30	6,140,031.00	1.08	610	76.08	8.417	70.31
South Carolina	28	4,743,719.63	0.83	617	80.75	8.926	100.00
South Dakota	3	258,900.00	0.05	675	87.96	8.957	100.00
Tennessee	53	4,445,092.25	0.78	605	87.86	9.125	100.00
Texas	324	29,703,873.60	5.20	588	87.65	9.707	94.52
Utah	39	4,743,912.53	0.83	612	86.78	8.832	100.00
Vermont	8	800,684.41	0.14	611	85.08	9.064	100.00
Virginia	107	19,741,153.55	3.46	605	82.41	8.694	92.15
Washington	52	9,193,047.58	1.61	603	82.29	8.394	99.24
Wisconsin	32	2,846,440.00	0.50	619	87.24	10.090	92.15
Wyoming	10	892,800.00	0.16	603	87.44	9.955	86.56
Total:	2,905	$570,926,376.03	100.00%	612	82.09%	8.499%	92.79%

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 22, 2006 11:30

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.